Exhibit 10.2

Title:

Clear Skies Solar, Inc.

Address:

200 Old Country Road, Suite 610

Mineola, NY 11501

Phone:

1-516-282-7652

Fax:

1-516-281-7150

Email:

ezrag@ClearSkiesSolar.com

-and-

Title:

Address:

Phone:

Fax:

Email:

December 1, 2009

Clear Skies Solar, Inc. – Services Agreement

I.

Engagement

a.

Clear Skies Solar, Inc. (the “Company” or “CSKH” ) hereby enters into this agreement with ______ (“XXX”) to consult and act in a business development consultant capacity

b.

It is intended that  XXX provide the following services to CSKH:

i.

Review and understand project dynamics of each current opportunity;

ii.

Discuss with management the direction of the Company and advise on strategic operations;

iii.

Introduce business opportunities in the renewable energy sector;

iv.

Research solar business and network with industry contacts;

v.

Counsel management on relationships and on executive decisions;

vi.

To follow strict rules in regards to SEC and FINRA regulations;

vii.

Work with management to build a cash flow driven Company and increase stockholder value.

c.

Notwithstanding the forgoing, it is understood that XXX will perform all services on an independent contractor basis and as such, shall not serve as an employee of CSKH; nor shall XXX be competent to bind CSKH to any agreement with a third party or make representations to that effect to any third party.

d.

However, XXX shall have the ability to solicit business opportunities on behalf of CSKH.  Any such business opportunity solicited by XXX shall be for the benefit for CSKH exclusively, and XXX shall not bind CSKH to any third party without the express consent of the CSKH CEO or its Board of Directors.

e.

This agreement is designated for the sole purpose of XXX providing the services listed within this agreement and shall not be used at all or not in conjunction with any investor relation, public relations, corporate awareness or capital financing services or brokerage rendered or fees related to such transactions.

II.

Compensation

a.

As consideration for XXX’s  services CSKH will render:

i.

__________ shares of common stock of CSKH common stock which will be freely tradable after registration under section II f. below

b.

The stock shall be delivered in the full amount on the signing of this agreement subject to section II f. below.

c.

The stock can either be DWAC/DRS transferred to _________ into an account held in title of ________ or issued in certificate form in the same title and delivered to the address within this agreement.

d.

It is understood that the full amount of all stock issued to XXX is non-employee income, and shall be reported as such to the Internal Revenue Service.

e.

It is expected that XXX will use all time necessary to provide these services to CSKH.

f.

These shares are to be issued as registered by CSKH through a Form S-8 filed with the Securities and Exchange Commission prior to the issuance of the shares described in section II a. i. above.  XXX shall provide his social security number to CSKH in connection with the issuance of the stock.

g.

The shares issued under this contract are for the sole benefit of XXX and are not to be redistributed, transferred or sold to any parties and shall only be sold into CSKH’s market by XXX through the use of a stockbroker.

III.

Confidential Information

a.

Definition. As used herein, Confidential information shall mean any information and data of a confidential or proprietary nature which is disclosed by CSKH to XXX, including but not limited to, information with respect to financial information pertaining to the business of CSKH, know-how, business process, strategy and marketing of services, products, software, other technology relating to computer networking, data communications, voice communications and, computing services and financial information related to capital structures and financial statements which may be disclosed pursuant to this Agreement.

b.

CSKH will furnish XXX with such information regarding the business and operations of CSKH as is reasonably requested, all of which will be, to CSKH’s best knowledge accurate and complete in all material respects at the time furnished. CSKH represents and warrantees that any projections, which have been or will be prepared, will be prepared in good faith based upon assumptions, which, in light of the circumstances under which they are made, are reasonable.

c.

CSKH will promptly notify XXX if it learns of any material misstatements in, or material omissions from, any information previously delivered to XXX.

d.

Accordingly, CSKH shall, at their own expense, defend any claim, suit, or action brought against XXX by any third party (other than liability solely the fault of XXX) for damages to said third party stemming from reliance on allegedly false or fraudulent information provided by CSKH to XXX and transmitted by XXX to said third party in good faith pursuant to work performed per this agreement, and CSKH shall pay any damages or settlement assessed against XXX under such a claim. XXX shall be obligated to give CSKH prompt written notice of, and the parties to this agreement shall cooperate in the defense of, any such claim, suit or action, including appeals and negotiations.  CSKH shall control the defense and settlement of any such claim or action including retaining counsel to represent XXX and XXX shall cooperate in the defense of said claim.  XXX may retain his own counsel at his own expense to participate in the defense.

e.

Additionally, XXX recognizes that all information about the day-to-day operations of CSKH, potential business deals, and general business models are to be held in strict confidence.  No press release, statements to shareholders, or investment prospectuses shall be issued by XXX without approval from the CEO or Board of Directors of CSKH.

f.

This Agreement shall apply to all Confidential information disclosed by the one party to the other during the period that commences on the date of this Agreement and ends five (5) years after the date of the last disclosure of Confidential Information hereunder.

g.

No Confidential information shall be released to any third party unless a Board resolution or permission from the CEO is in place allowing such information to be released to the public.

IV.

Non-Circumvention

a.

Each party hereby irrevocably agrees that he or it shall act in good faith and fulfill all of its covenants under this agreement and shall not use any means or device to circumvent, bypass or otherwise avoid, directly or indirectly, the application or consequences of such covenants.

b.

CSKH hereby irrevocably agrees not to circumvent, avoid or bypass the terms of the agreement, directly or indirectly, in order to avoid payments of fees or otherwise benefit financially or otherwise.

V.

Effective Date

a.

The Effective Date of this agreement shall be the 1st day of December, 2009 and shall remain in effect for a period of 6 months.

VI.

Expenses

a.

CSKH shall reimburse XXX for reasonable expenses incurred in the performance of work pursuant to this agreement, so long as XXX details and CSKH approves said expenses in advance. XXX will track, document, and record pre-approved out-of pocket expenses incurred in the performance of its duties for CSKH including, but not limited to:

i.

Travel;

ii.

Accommodations;

iii.

Mileage;

iv.

Parking;

v.

Tolls;

vi.

Phone;

vii.

Fax; and

viii.

Meal Expenses

b.

Said pre-approved XXX expenses will be reimbursed by CSKH monthly if XXX provides receipts for all expenses.

c.

All XXX expenses shall be the sole responsibility of XXX unless otherwise stated by CSKH.

VII.

Non-Circumvention

a.

Each party hereby irrevocably agrees that he or it shall act in good faith and fulfill all of its covenants under this agreement and shall not use any means or device to circumvent, bypass or otherwise avoid, directly or indirectly, the application or consequences of such covenants.

b.

CSKH hereby irrevocably agrees not to circumvent, avoid or bypass the terms of the agreement, directly or indirectly, in order to avoid payments of fees or otherwise benefit financially or otherwise.

VIII.

Effective Date

a.

The Effective Date of this agreement shall be the 1st day of December, 2009 and shall remain in effect for a period of 6 months.

IX.

Expenses

a.

This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, however, is intended to confer or does confer benefits or rights on any person or entity, other than the parties hereto and their respective successors and permitted assigns.

b.

The invalidity or unenforceability of any provisions of this agreement shall not affect the validity or enforceability of any other provisions of this agreement, which shall remain in full force and effect pursuant to the terms hereof.

c.

The failure of one party to require performance at any time thereafter, nor shall a waiver of any breach or default of this agreement constitute a waiver of any subsequent breach or default or a waiver of the provision itself.

d.

This agreement incorporates the entire understanding of the parties regarding the subject matter hereof, and supersedes all previous agreements or understanding regarding the same, whether written or oral.

e.

This agreement may not be amended, and no portion hereof may be waived, except in a writing duly executed by the parties.

f.

This agreement shall be governed by the laws of the State of New York without regard to such state’s rules concerning conflict of laws, and both parties agree that New York shall be the forum in which any dispute under this contract is governed.

g.

The parties hereto waive any right to trial by jury in any action, proceeding or counter claim (whether based upon contract, tort or otherwise) related to or arising out of this agreement.

h.

Claims or disputes arising from this agreement or breach thereof will be settled by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the arbitration proceeding shall take place in New York City.

i.

The arbitrator’s award is final, and judgment may be entered in any court having jurisdiction thereof.

j.

The losing party agrees to pay all arbitration and court costs, reasonable attorney’s fees, and legal interest on any award or judgment in favor of the winning party as maybe ordered by the arbitrator.

k.

If the information disclosed hereunder is material non-public information about the Disclosing Party, then the Receiving Party agrees not to trade in the securities of the Disclosing Party or in the securities of any appropriate and relevant third party until such time as no violation of the applicable securities laws would result from such securities trading.

Accepted and agreed to as of December 1, 2009

Clear Skies Solar, Inc.

By:__________________________________        ___________________________

       Ezra Green, Chairman and CEO

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